                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2000

                                  SEPRACOR INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                0-19410                           22-2536587
  -------------------------------          ------------------------       ---------------------------------
  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)


          111 Locke Drive
          Marlborough, MA                                                               01757
  -------------------------------                                         -----------------------------------
  (Address of principal executive                                                     (Zip Code)
              offices)



       Registrant's telephone number, including area code: (508) 481-6700

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

         As of February 8, 2000, Sepracor Inc. had converted $96.4 million 6.25% Convertible Subordinated Debentures Due 2005 (the "Debentures") and $93 million Debentures were still outstanding. Costs related to the conversion of the Debentures, including pre-paid interest, premiums and other costs, were $7.5 million.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 22, 2000                    SEPRACOR INC.
                                              (Registrant)

                                              By: /s/ Robert F. Scumaci
                                                  -----------------------
                                                  Robert F. Scumaci
                                                  Senior Vice President,
                                                  Finance and Administration